Putnam
Michigan
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The dramatic twists and turns of the economy and the bond market during the first half of Putnam Michigan Tax Exempt Income Fund's fiscal year provided plenty of challenges for Fund Manager Susan McCormack and the credit team that supports her.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that in the face of these dramatic turns, Michigan's municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Susan discusses in detail the environment in which the team worked and reviews the strategy they used within that framework, both before and after the attacks. She is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 16, 2002

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

The first six months of Putnam Michigan Tax Exempt Income Fund's 2002 fiscal year were among the most eventful in its history. The Federal Reserve Board continued its aggressive easing policy, which began last January, reducing the federal funds rate five times during the period, from 4% to 2%. However, more recently, long-term interest rates edged upward as slowing economic growth raised the specter of a recession. Your fund was able to benefit from the falling-rate environment and increasing investor demand, delivering competitive returns for the period.

Total return for 6 months ended 11/30/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    4.00%   -0.94%   3.55%  -1.45%    3.84%   0.43%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* CHANGING MARKET CALLED FOR STRATEGY SHIFT

Following the September 11 terrorist attacks on the United States, bond and stock prices fell, but both markets began to recover by the end of September. In October, when the municipal yield curve was at its steepest point for the calendar year, the Fed announced it would stop issuing 30-year Treasury bonds. This produced a sharp spike in bond prices and the yield on 30-year Treasuries fell by almost 0.5% in the 24 hours following the announcement. When economic data released in November began to be less pessimistic, and news from Afghanistan suggested that the war might be less protracted than feared, prices rallied in both the taxable and tax-free bond markets, increasing the value of your fund's shares.

Michigan's bond rating is still high and well over half the portfolio consists of top-rated (AAA) bonds, which held up well during the six month period, even as corporate profits sagged. However, as older bonds in the portfolio neared maturity, we have been seeking attractive lower-rated bonds whose yield advantages seem to outweigh their risks. While we are always working to protect principal while providing high tax-exempt income for Michigan residents, we use different strategies based on our market outlook. Although these shifts in strategy do not represent wholesale changes in portfolio holdings, we believe the hedging strategies and specialized securities we brought into play benefited the fund during this period of rapid change.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              19.9%

Education                13.9%

Waste management          7.0%

Water and sewer           6.6%

Utilities                 4.6%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.

One example was our use of inverse floating-rate securities. These specialized, hard-to-find bonds pay interest that rises as short-term rates fall. Throughout most of the period, short-term interest rates were declining, so these inverse floaters improved the fund's income. These securities were still in the portfolio at the end of November, but once the Fed completes its easing program, the income advantage they provide may diminish.

Our use of futures contracts also benefited the fund. Futures contracts are agreements to buy or sell securities at a stated price at a future time. Early in October, we bought municipal-bond futures and sold 10-year Treasury futures because we believed that the yield curve was at or near its steepest point and therefore likely to flatten. When our forecast proved correct, both futures contracts fell in price as yields rose, but the Treasury futures fell further. As the fiscal period ended, we were buying back our Treasury contracts at a profit.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 69.8%

Aa/AA -- 1.1%

A -- 5.7%

Baa/BBB -- 10.0%

Ba/BB -- 6.0%

B -- 5.0%

VMIG1 -- 2.4%

Footnote reads:
*As a percentage of market value as of 11/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* MATURITY BARBELLS HELPED PROTECT SHARE VALUE

During the period, we began shifting the portfolio's maturity structure into what we call a maturity barbell. We increased the fund's emphasis on long-term (20- to 30-year) bonds and shorter-term issues (5 years or less), while trimming intermediate-term bonds (in the 10-year range). This made the portfolio heavier on both ends of the maturity spectrum and lighter in the middle. For example, in October we sold some Detroit school district bonds, which were scheduled to mature in 2009, and used the proceeds to buy both long- and short-term AAA-rated insured bonds from the same issuer.


"The severity of the recent market turbulence should remind investors of the need to balance their portfolios, keeping a portion of their assets in relatively stable, income-producing securities, such as tax-free municipal bonds."

-- Susan A. McCormack, portfolio manager,
   Putnam Michigan Tax Exempt Income Fund


This barbell strategy helped cushion the fund's net asset value against some of the price drop that resulted when short- and intermediate-term rates backed up early in November. By the end of the fiscal period, however, we were beginning to move the portfolio back to a more evenly weighted maturity structure because the yield curve had flattened as expected.

* HEALTH CARE SUPPORTED PERFORMANCE; AIRLINES DETRACTED

In the sluggish economic environment, we relied on diligent research and careful selection of individual securities rather than trying to choose sectors likely to perform well. However, most of our successes in Michigan have been hospitals and extended-care facilities because of their high yields and relatively low risk. The health-care industry as a whole has been in a recovery mode for the last several years, during which time weaker institutions have closed their doors while others gained financial strength. What's more, an increasing number of senior citizens are choosing to reside in assisted-living communities, many of which are funded through municipal bond issues.

Although no one could have foreseen the terrorist attacks of September 11, the airline sector in general has been under a cloud for some time, as the slowing world economy hurt profits. Your fund's one airline holding -- issued on behalf of Northwest Airlines -- was a relatively small position, although it did have a negative impact on performance. We are retaining it in anticipation of the federal airline relief package and a calmer market ahead, and because we believe Northwest is one of the stronger U.S. airlines.

* ECONOMY SHOULD STRENGTHEN IN 2002

Historically, when the Fed has shifted monetary policy it has taken the economy approximately 12 months to reflect the changes. The tragic events of September 11 undoubtedly disturbed the stimulus/response pattern that we have come to expect. However, we believe the economy will strengthen in 2002 and that lower-rated credits in both the taxable and tax-free bond markets should be among the primary beneficiaries.

An improved economy is also likely to put the stock market back into the limelight. However, the severity of the market turbulence in the past two years may have reminded investors of the need to balance their portfolios, keeping a portion of their assets in relatively stable, income-producing securities, such as tax-free municipal bonds.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees.
He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries.
We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Michigan Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and Michigan state income taxes as is consistent with the preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                       Class A            Class B          Class M
(inception dates)     (10/23/89)         (7/15/93)        (4/17/95)
                     NAV      POP       NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
6 months            4.00%   -0.94%     3.55%  -1.45%    3.84%   0.43%
------------------------------------------------------------------------------
1 year              8.52     3.40      7.83    2.83     8.20    4.70
------------------------------------------------------------------------------
5 years            26.22    20.22     22.19   20.24    24.34   20.29
Annual average      4.77     3.75      4.09    3.76     4.45    3.76
------------------------------------------------------------------------------
10 years           80.46    71.94     68.76   68.76    74.71   69.13
Annual average      6.08     5.57      5.37    5.37     5.74    5.40
------------------------------------------------------------------------------
Annual average
(life of fund)      6.41     5.99      5.66    5.66     6.03    5.74
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                           Lehman Municipal          Consumer
                              Bond Index            price index
------------------------------------------------------------------------------
6 months                        3.84%                 0.06%
------------------------------------------------------------------------------
1 year                          8.76                  1.95
------------------------------------------------------------------------------
5 years                        34.44                 11.91
Annual average                  6.10                  2.28
------------------------------------------------------------------------------
10 years                       96.06                 28.88
Annual average                  6.96                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                  7.40                  2.91
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/01

                       Class A           Class B           Class M
------------------------------------------------------------------------------
Distributions
(number)                 6                 6                 6
------------------------------------------------------------------------------
Income              $0.22174          $0.19222          $0.208149
------------------------------------------------------------------------------
Capital gains 1         --                --                 --
------------------------------------------------------------------------------
  Total             $0.22174          $0.19222          $0.208149
------------------------------------------------------------------------------
Share value:       NAV     POP           NAV           NAV     POP
------------------------------------------------------------------------------
5/31/01           $8.83   $9.27         $8.83         $8.83   $9.13
------------------------------------------------------------------------------
11/30/01           8.96    9.41          8.95          8.96    9.26
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2             4.86%   4.63%         4.20%         4.56%   4.41%
------------------------------------------------------------------------------
Taxable
equivalent 3       8.33    7.94          7.20          7.82    7.56
------------------------------------------------------------------------------
Current
30-day SEC
yield 4            3.70    3.52          3.04          3.39    3.28
------------------------------------------------------------------------------
Taxable
equivalent 3       6.34    6.03          5.21          5.81    5.62
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.66% federal and Michigan state combined tax rate based on a 39.1% maximum tax rate for 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                       Class A            Class B         Class M
(inception dates)     (10/23/89)        (7/15/93)        (4/17/95)
                     NAV      POP      NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
6 months            1.89%   -2.93%    1.59%  -3.39%    1.87%  -1.47%
------------------------------------------------------------------------------
1 year              4.84    -0.13     4.20   -0.80     4.55    1.11
------------------------------------------------------------------------------
5 years            24.99    19.01    21.04   19.11    23.15   19.12
Annual average      4.56     3.54     3.89    3.56     4.25    3.56
------------------------------------------------------------------------------
10 years           73.79    65.57    62.52   62.52    68.28   62.83
Annual average      5.68     5.17     4.98    4.98     5.34    5.00
------------------------------------------------------------------------------
Annual average
(life of fund)      6.26     5.84     5.51    5.51     5.88    5.60
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
TAN                 -- Tax Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Michigan (89.3%)
-------------------------------------------------------------------------------------------------------------------
$         4,000,000 Battle Creek, Downtown Dev. TAN,
                    MBIA, 5s, 5/1/17                                                      Aaa         $   4,020,000
          5,500,000 Battle Creek, Tax Increment Rev. Bonds,
                    MBIA, 7.65s, 5/1/22                                                   AAA/P           6,221,875
          2,000,000 Battle Creek, Tax Incremental Fin. Auth.
                    Rev. Bonds, 7.1s, 5/1/10                                              A-              2,237,500
          1,870,000 Detroit, City School Dist. G.O. Bonds,
                    Ser. A, 5s, 5/1/05                                                    Aaa             1,972,850
          5,390,000 Detroit, Downtown Dev. Auth. Tax
                    Increment Rev. Bonds (Dev. Area
                    No. 1), Ser. A, MBIA, 4 3/4s, 7/1/25                                  Aaa             5,039,650
                    Detroit, G.O. Bonds
          2,475,000 Ser. B, 7s, 4/1/04                                                    A-              2,691,563
          4,875,000 Ser. A, 6.8s, 4/1/15                                                  Aaa             5,484,375
          3,590,000 Ser. B, MBIA, 5 1/2s, 4/1/09                                          Aaa             3,895,365
          1,250,000 Ser. A, FGIC, 5s, 7/1/30                                              Aaa             1,214,063
          1,105,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment
                    G.O. Bonds, Ser. A, 9 1/2s, 5/1/21                                    BBB+/P          1,223,788
          1,500,000 Detroit, Loc. Dev. Fin. Auth. Tax
                    Increment Rev. Bonds, Ser. A,
                    5 1/2s, 5/1/21                                                        BB-             1,288,125
                    Detroit, Wtr. Supply Syst. IFB, FGIC
          1,500,000 10.742s, 7/1/22                                                       Aaa             1,623,660
          7,000,000 10.742s, 7/1/22, Prerefunded                                          Aaa             7,633,220
          3,000,000 Detroit, Wtr. Supply Syst. Rev. Bonds,
                    Ser. A, MBIA Second Lien, 5 3/4s,
                    7/1/11                                                                Aaa             3,352,500
          3,065,000 Detroit/Wayne Cnty., Stad. Auth. Rev.
                    Bonds, FGIC, 5 1/4s, 2/1/27                                           Aaa             3,068,831
          4,700,000 Dickinson Cnty., Hosp. Rev. Bonds
                    (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                               Baa3            5,452,000
          1,400,000 Ecorse, Pub. School Dist. G.O. Bonds,
                    FGIC, 6 1/2s, 5/1/08                                                  Aaa             1,597,750
                    Flint, Hosp. Auth. Rev. Bonds
                    (Hurley Med. Ctr.), Ser. A
            630,000 6s, 7/1/06                                                            Baa2              667,013
          1,250,000 5 3/8s, 7/1/28                                                        Baa2            1,117,188
          1,000,000 5 3/8s, 7/1/20                                                        Baa2              911,250
          4,235,000 Garden Cty., Hosp. Fin. Auth. Rev. Bonds
                    (Garden City Hosp.), Ser. A, 5 3/4s,
                    9/1/17 (SEG)                                                          B1              3,128,606
          1,000,000 Grand Rapids, Hsg. Fin. Auth. Multi-Fam.
                    Rev. Bonds, Ser. A, FNMA Coll.,
                    7 5/8s, 9/1/23                                                        AAA             1,058,750
          5,500,000 Grand Rapids, Sanitation Swr. Syst. Rev.
                    Bonds, Ser. A, FGIC, 4 3/4s, 1/1/28                                   Aaa             5,121,875
          2,000,000 Greater Detroit, Res. Recvy. Auth. Rev.
                    Bonds, Ser. A, AMBAC, 6 1/4s,
                    12/13/06                                                              Aaa             2,240,000
          1,400,000 Greenville, Pub. Schools G.O. Bonds,
                    5s, 5/1/25                                                            Aaa             1,365,000
          2,190,000 Harper Creek, Cmnty. School Dist.
                    G.O. Bonds, 5 1/8s, 5/1/31                                            Aaa             2,151,675
          1,500,000 Hartland, Cons. School Dist. G.O.Bonds,
                    FGIC, 6s, 5/1/18                                                      Aaa             1,698,750
          2,515,000 Holland, School District G.O. Bonds,
                    AMBAC, zero %, 5/1/19                                                 Aaa             1,015,431
          1,000,000 Huron, School Dist. G.O. Bonds, FSA,
                    5 5/8s, 5/1/15                                                        Aaa             1,072,500
          3,500,000 Kalamazoo, Hosp. Fin. Auth. Fac. IFB,
                    FGIC, 8.558s, 6/1/11                                                  Aaa             3,692,500
          1,450,000 Kent Hosp. Fin. Auth. Rev. Bonds
                    (Spectrum Hlth.), Ser. A, MBIA,
                    5 1/2s, 1/15/16                                                       Aaa             1,520,688
                    Manistee, Area Pub. School Dist. G.O.
                    Bonds
            800,000 FGIC, 5 3/4s, 5/1/19                                                  Aaa               888,000
          1,985,000 5s, 5/1/24                                                            Aaa             1,940,338
          3,840,000 MI Muni. Board Auth. State Revolving
                    Rev. Bonds, 6 1/2s, 10/1/17                                           Aaa             4,291,200
          1,000,000 MI Muni. Bond Auth. Rev. Bonds
                    (Drinking Wtr. Revolving FD), 5 1/2s,
                    10/1/18                                                               Aaa             1,040,000
          2,280,000 MI Pub. Pwr. Agcy. Rev. Bonds (Belle Riv.),
                    Ser. A, MBIA, 5 1/4s, 1/1/18                                          Aaa             2,302,800
                    MI State Bldg. Auth. Rev. Bonds
          5,750,000 Ser. I, AMBAC, 6 1/2s, 10/1/07                                        Aaa             6,555,000
          1,965,000 (Fac. Program), Ser. I, 4 3/4s, 10/15/25                              Aa1             1,989,563
          3,000,000 MI State COP, AMBAC, zero %, 6/1/22                                   Aaa             1,012,500
                    MI State Hosp. Fin. Auth. Rev. Bonds
          1,000,000 (Sinai Hosp.), 6 5/8s, 1/1/16                                         Baa3            1,001,250
          2,000,000 (Presbyterian Villages), 6 1/2s, 1/1/25                               BBB/P           1,917,500
          2,000,000 (Presbyterian Villages), 6.4s, 1/1/15                                 BBB/P           1,940,000
            650,000 (Sparrow Hosp.), 5 1/2s, 11/15/21                                     A1                641,063
          3,000,000 (Chelsea Cmnty. Hosp.), 5 3/8s, 5/15/19                               BBB             2,718,750
          2,900,000 MI State Hsg. Dev. Auth. Rental Hsg.
                    Rev. Bonds, Ser. B, AMBAC, 5.45s,
                    10/1/12                                                               Aaa             2,994,250
                    MI State Strategic Fund Solid Waste
                    Disp. Rev. Bonds
          1,500,000 (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           1,503,750
          2,500,000 (SD Warren Co.), Ser. C, 7 3/8s,
                    1/15/22                                                               BB/P            2,612,500
                    MI State Strategic Fund Ltd. Oblig.
                    Rev. Bonds
          2,630,000 (Arbor Model & Tooling), 10 1/4s,
                    9/15/19                                                               B+/P            2,793,533
          3,150,000 (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                                A3              3,476,813
          1,500,000 AMBAC, 7s, 5/1/21                                                     Aaa             1,878,750
          3,000,000 (Worthington Armstrong Venture),
                    5 3/4s, 10/1/22                                                       AAA/P           3,262,500
          1,500,000 (Detroit Edison Poll. Control),
                    5.65s, 9/1/29                                                         A3              1,501,871
          5,000,000 (Detroit Edison Co.), Ser. A, MBIA,
                    5.55s, 9/1/29                                                         Aaa             5,125,000
          1,000,000 (Detroit Edison Co.), AMBAC,
                    4.85s, 9/1/30                                                         Aaa             1,041,250
          1,500,000 Midland Cnty., Econ. Dev. Corp. Rev.
                    Bonds, 6 7/8s, 7/23/09                                                BB+             1,567,500
          1,350,000 Mount Clemens, Cmnty. School Dist.
                    G.O. Bonds (School Bldg. & Site),
                    5 1/2s, 5/1/18                                                        Aaa             1,397,250
          3,300,000 Okemos Pub. School Dist. G.O. Bonds,
                    MBIA, zero %, 5/1/16                                                  Aaa             1,600,500
          5,000,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds,
                    6s, 8/1/23                                                            Ba1             4,162,500
          1,400,000 Rochester Cmnty. School Dist. G.O.
                    Bonds, Ser. II, 5 1/2s, 5/1/21                                        Aaa             1,450,750
          2,000,000 Romulus, Township Cmnty. Schools
                    G.O. Bonds, 5s, 5/1/29                                                Aaa             1,935,000
          1,000,000 Royal Oak, Hosp. Fin. Auth. Rev. Bonds
                    (William Beaumont Hosp.), Ser. M,
                    MBIA, 5 1/4s, 11/15/35                                                Aaa               995,000
          1,000,000 Walled Lake, Cons. School Dist. G.O.
                    Bonds, 5 1/2s, 5/1/12                                                 Aaa             1,076,250
          3,000,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            2,092,500
          2,000,000 Wayland, Uni. School Dist. Rev. Bonds,
                    FGIC, 8s, 5/1/10                                                      Aaa             2,522,500
          1,250,000 Wayne Charter Cnty., Arpt. Rev. Bonds
                    (Detroit Met. Wayne Cnty.), Ser. B,
                    MBIA, 4 7/8s, 12/1/23                                                 Aaa             1,179,688
          2,000,000 Wayne Charter Cnty., G.O. Bonds
                    (Detroit Met. Arpt. Hotel), Ser. A,
                    MBIA, 5s, 12/1/30                                                     Aaa             1,930,000
                    Wayne Charter Cnty., Special Arpt.
                    Facs. Rev. Bonds (Northwest
                    Airlines Inc.)
            750,000 6 3/4s, 12/1/15                                                       B+/P              606,563
          1,000,000 6s, 12/1/29                                                           B+/P              678,750
          2,405,000 Wayne Cnty., Bldg. Auth. G.O. Bonds,
                    Ser. A, MBIA, 6s, 6/1/08                                              Aaa             2,666,544
          1,000,000 West Bloomfield, School Dist. G.O.
                    Bonds (School Bldg. & Site), MBIA,
                    5 5/8s, 5/1/16                                                        Aaa             1,062,500
          1,240,000 Ypsilanti, School Dist. G.O. Bonds,
                    FGIC, 5 3/8s, 5/1/26                                                  Aaa             1,250,850
                                                                                                      -------------
                                                                                                        167,381,167

Puerto Rico (9.5%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Cmnwlth. of PR, G.O. Bonds, MBIA,
                    5 3/4s, 7/1/26                                                        Aaa             2,850,000
          4,500,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN,
                    MBIA, 2.75s, 12/1/15                                                  VMIG1           4,500,000
                    PR Elec. Pwr. Auth. Rev. Bonds
          3,000,000 Ser. X, MBIA, 6s, 7/1/15                                              Aaa             3,303,750
          3,000,000 Ser. HH, FSA, 5 1/4s, 7/1/29                                          Aaa             3,048,750
          1,500,000 PR Indl. Tourist Edl. Med. & Env. Control
                    Fac. Rev. Bonds (Cogen Facs.-AES
                    PR Project), 6 5/8s, 6/1/26                                           Baa2            1,625,625
          2,100,000 PR Pub. Bldg. Auth. Fac. Rev. Bonds,
                    Ser. A, AMBAC, 6 1/4s, 7/1/14                                         Aaa             2,483,250
                                                                                                      -------------
                                                                                                         17,811,375
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $181,099,150) (b)                                         $ 185,192,542
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $187,417,677.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $181,099,150, resulting in gross unrealized appreciation and depreciation of $8,115,382 and $4,021,990, respectively, or net unrealized appreciation of $4,093,392.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for future contracts at November
      30, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

              Health care       19.9%
              Education         13.9

      The fund had the following insurance concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

              MBIA              27.5%
              FGIC              16.2
              AMBAC             10.3

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2001 (Unaudited)

                                 Aggregate Face   Expiration     Unrealized
                    Total Value       Value          Date       Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)              $2,222,063      $2,242,289      Dec-01       $(20,226)
------------------------------------------------------------------------------




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $181,099,150) (Note 1)                                        $185,192,542
-------------------------------------------------------------------------------------------
Cash                                                                                692,303
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,515,771
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              187,127
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,758,975
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              3,281
-------------------------------------------------------------------------------------------
Total assets                                                                    192,349,999

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               431,924
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,923,467
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          176,880
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        235,324
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           37,924
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        14,542
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,204
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               80,591
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               27,466
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,932,322
-------------------------------------------------------------------------------------------
Net assets                                                                     $187,417,677

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $186,588,398
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (56,311)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,187,576)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        4,073,166
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $187,417,677

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($139,442,844 divided by 15,560,793 shares)                                           $8.96
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.96)*                                $9.41
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($45,851,830 divided by 5,122,088 shares)+                                            $8.95
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,123,003 divided by 236,959 shares)                                                $8.96
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.96)**                               $9.26
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2001 (Unaudited)
Tax exempt interest income:                                                      $5,132,605
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    464,578
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       92,996
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,810
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,960
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               136,545
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               199,564
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 5,340
-------------------------------------------------------------------------------------------
Other                                                                                47,782
-------------------------------------------------------------------------------------------
Total expenses                                                                      958,575
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (61,996)
-------------------------------------------------------------------------------------------
Net expenses                                                                        896,579
-------------------------------------------------------------------------------------------
Net investment income                                                             4,236,026
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    663,333
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     215,959
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               1,830,804
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,710,096
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $6,946,122
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  4,236,026     $  8,416,660
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   879,292          (70,046)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              1,830,804        8,722,845
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    6,946,122       17,069,459
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,361,411)      (6,376,130)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,001,546)      (1,933,439)
--------------------------------------------------------------------------------------------------
   Class M                                                                (49,335)        (108,691)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       7,087,286       10,360,094
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            9,621,116       19,011,293

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   177,796,561      158,785,268
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net
investment income of $56,311 and $119,955, respectively)             $187,417,677     $177,796,561
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                          Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.83        $8.38        $9.14        $9.35        $9.12        $8.85
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .45          .46          .44          .47          .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .45         (.76)        (.18)         .27          .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .35          .90         (.30)         .26          .74          .75
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.45)        (.46)        (.44)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)        (.03)          --
------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --           --         (.01)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.45)        (.46)        (.47)        (.51)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.96        $8.83        $8.38        $9.14        $9.35        $9.12
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.00*       10.95        (3.30)        2.77         8.28         8.67
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $139,443     $130,071     $116,715     $145,438     $145,547     $142,038
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .87          .88         1.00          .99          .99
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.37*        5.18         5.30         4.81         5.02         5.33
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.50*       14.46         7.36        19.51        32.44        55.30
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                          Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.83        $8.36        $9.12        $9.34        $9.11        $8.84
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .39          .40          .38          .41          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .13          .48         (.76)        (.19)         .27          .26
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .31          .87         (.36)         .19          .68          .69
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.40)        (.40)        (.38)        (.41)        (.42)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)        (.03)          --
------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --           --         (.01)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.40)        (.40)        (.41)        (.45)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.95        $8.83        $8.36        $9.12        $9.34        $9.11
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.55*       10.50        (3.95)        2.00         7.58         7.99
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,852      $45,406      $40,060      $46,827      $41,155      $35,041
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .76*        1.52         1.53         1.65         1.64         1.64
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.05*        4.53         4.65         4.16         4.36         4.68
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.50*       14.46         7.36        19.51        32.44        55.30
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.83        $8.37        $9.13        $9.35        $9.12        $8.85
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .43          .43          .42          .44          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .46         (.76)        (.20)         .27          .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .34          .89         (.33)         .22          .71          .73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.43)        (.43)        (.41)        (.44)        (.46)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)        (.03)          --
------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --           --         (.01)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.43)        (.43)        (.44)        (.48)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.96        $8.83        $8.37        $9.13        $9.35        $9.12
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.84*       10.75        (3.60)        2.36         7.95         8.36
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,123       $2,320       $2,010       $1,922       $1,742         $719
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.17         1.18         1.30         1.29         1.29
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.22*        4.88         5.02         4.51         4.70         5.01
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.50*       14.46         7.36        19.51        32.44        55.30
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Michigan tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $3,498,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  493,000    May 31, 2007
     1,458,000    May 31, 2008
     1,547,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2001, the fund's expenses were reduced by $61,996 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $535 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $16,049 and $298 from the sale of class A and class M shares, respectively, and received $54,358 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received $12,204 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,398,971 and $15,205,161, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,370,237         $12,287,466
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  267,372           2,407,099
---------------------------------------------------------------------------
                                             1,637,609          14,694,565

Shares
repurchased                                   (799,554)         (7,175,184)
---------------------------------------------------------------------------
Net increase                                   838,055         $ 7,519,381
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,672,708        $ 23,528,396
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  462,529           4,043,928
---------------------------------------------------------------------------
                                             3,135,237          27,572,324

Shares
repurchased                                 (2,347,693)        (20,565,511)
---------------------------------------------------------------------------
Net increase                                   787,544        $  7,006,813
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    597,742         $ 5,354,052
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   79,069             711,038
---------------------------------------------------------------------------
                                               676,811           6,065,090

Shares
repurchased                                   (699,736)         (6,270,804)
---------------------------------------------------------------------------
Net decrease                                   (22,925)        $  (205,714)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,011,251         $ 8,852,858
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  150,843           1,317,509
---------------------------------------------------------------------------
                                             1,162,094          10,170,367

Shares
repurchased                                   (806,059)         (7,021,357)
---------------------------------------------------------------------------
Net increase                                   356,035         $ 3,149,010
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     14,373           $ 136,323
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,040              29,895
---------------------------------------------------------------------------
                                                18,413             166,218

Shares
repurchased                                    (44,083)           (392,599)
---------------------------------------------------------------------------
Net decrease                                   (25,670)          $(226,381)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     97,850           $ 861,915
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,411              73,574
---------------------------------------------------------------------------
                                               106,261             935,489

Shares
repurchased                                    (83,747)           (731,218)
---------------------------------------------------------------------------
Net increase                                    22,514           $ 204,271
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA048-76291  846/237/126  1/02